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Exhibit 99.1

Assured Guaranty Corp. ("AGC") Financial Supplement

Third Quarter Ended September 30, 2009

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (together with its subsidiaries, "Assured Guaranty" or the "Company") with the Securities and Exchange Commission ("SEC"), including Assured Guaranty's Annual Report on Form 10-K for the year ended December 31, 2008, Assured Guaranty's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009, Assured Guaranty's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009 and Assured Guaranty's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009.

Some amounts in this Financial Supplement may not add due to rounding.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the current views of Assured Guaranty with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. The Company's forward looking statements could be affected by many events, including (1) rating agency action, including a ratings downgrade of the Company or its affiliates and/or of transactions insured by the Company or its affiliates, both of which have occurred in the past; (2) developments in the world's financial and capital markets that adversely affect issuers' payment rates, the Company's loss experience, its ability to cede exposure to reinsurers, its access to capital, its unrealized (losses) gains on derivative financial instruments or its investment returns; (3) changes in the credit markets, segments thereof or general economic conditions; (4) more severe or frequent losses affecting the adequacy of the Company's loss reserves; (5) the impact of market volatility on the mark-to-market of the Company's contracts written in credit default swap form; (6) decreased demand or increased competition; (7) changes in applicable accounting policies or practices; (8) changes in applicable laws or regulation, including insurance and tax laws; (9) other governmental actions; (10) difficulties with the execution of the Company's business strategy; (11) contract cancellations; (12) the Company's dependence on customers; (13) loss of key personnel; (14) adverse technological developments; (15) the effects of mergers, acquisitions and divestitures; (16) natural or man-made catastrophes; (17) other risks and uncertainties that have not been identified at this time; (18) management's response to these factors; and (19) other risk factors identified in Assured's filings with the SEC. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Corp.

Selected Financial Highlights

(dollars in millions)

	Quarter Ended September 30,			Nine Months Ended September 30,
			% Change versus 3Q-08			% Change versus YTD 2008
	2009	2008		2009	2008
Operating income reconciliation:
Operating (loss) income[b]	$(121.3)	$3.2	NM	$(90.2)	$27.2	NM
Plus: Realized gains (losses) on investments, after tax	0.4	(4.4)	NM	4.0	(2.9)	NM
Plus: Non-credit impairments unrealized gains (losses) on credit derivatives, after tax	36.9	(55.6)	NM	(106.5)	203.2	NM
Plus: Unrealized gains (losses) on committed capital securities, after tax	(0.8)	4.5	NM	(27.4)	15.8	NM
Plus: Goodwill impairment	(85.4)	-	NM	(85.4)	-	NM

Net (loss) income	$(170.2)	$(52.2)	226%	$(305.5)	$243.3	NM

Earned premiums from refundings	$3.2	$5.7	(44)%	$47.4	$7.2	558%
Operating income effect	$1.3	$2.2	(41)%	$31.5	$2.8	NM
Adjusted book value reconciliation:	09/30/09	12/31/08
Book value (GAAP shareholder's equity)[1]	$792.9	$1,046.0	(24)%
Less: Unrealized gains (losses) on credit derivatives, after tax	(321.9)	(215.4)	49%
Less: Unrealized gains (losses) on committed capital securities, after tax	5.8	33.2	(83)%
Less: Unrealized gain (loss) on investment portfolio excluding foreign exchange effect	48.4	(6.9)	NM

Operating shareholder's equity	$1,060.6	$1,235.1	(14)%
Less: Deferred acquisition costs, after tax	29.1	51.3	(43)%
Plus: Net present value of estimated future credit derivative installment premiums, after tax[e]	289.3	367.6	(21)%
Plus: Unearned premium reserve on financial guaranty contracts in excess of expected loss, after tax[2]	636.7	326.0	95%
Plus: Unearned premium reserve on credit derivatives, after tax[3]	9.3	10.6	(12)%

Adjusted book value[d]	$1,966.8	$1,888.0	4%

Return on equity ("ROE") calculations:
ROE, excluding unrealized gain (loss) on investment portfolio	(81.8)%	(17.4)%		(45.3)%	32.2%
Operating ROE[c]	(41.6)%	1.0%		(10.5)%	3.0%

1. The Company adopted ASC 944-20, "Financial Services - Insurance" (FAS No. 163, "Accounting for Financial Guarantee Insurance Contracts") effective January 1, 2009. The adoption of this accounting rule had an effect of $9.8 million on January 1, 2009 book value.

2. Unearned premium reserve (UPR) less ceded unearned premiums, after tax.

3. Unearned revenue less ceded unearned premiums on credit derivatives, after tax.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b) and operating ROE (c), adjusted book value (d), and net present value of estimated future installment premiums in force (e)].

NM = Not meaningful

Assured Guaranty Corp.

Consolidated Balance Sheets

(dollars in millions)

	As of
	September 30, 2009	December 31, 2008
Assets
Fixed maturity securities, at fair value	$1,746.8	$1,511.3
Short-term investments, at cost which approximates fair value	226.8	110.0

Total investments	1,973.6	1,621.3
Cash	4.9	7.8
Premiums receivable, net[1]	402.8	12.4
Ceded unearned premium reserve[1]	428.1	206.5
Deferred acquisition costs[1]	44.9	79.0
Reinsurance recoverable on paid and unpaid losses[1]	56.6	22.0
Credit derivative assets	229.3	139.5
Goodwill	-	85.4
Committed capital securities, at fair value	8.9	51.1
Deferred tax asset[1]	150.4	110.3
Salvage recoverable[1]	166.0	70.9
Other assets	107.7	48.2

Total assets	$3,573.2	$2,454.5

Liabilities and shareholder's equity
Liabilities
Unearned premium reserves[1]	$1,420.2	$708.0
Reserves for losses and loss adjustment expenses[1]	182.2	133.7
Credit derivative liabilities	905.3	481.0
Funds held under reinsurance contracts	5.5	5.5
Reinsurance balances payable, net[1]	204.6	23.7
Other liabilities	62.5	56.5

Total liabilities	2,780.3	1,408.4
Shareholder's equity
Common stock	15.0	15.0
Additional paid-in capital	480.4	480.4
Retained earnings1,[2]	254.8	561.6
Accumulated other comprehensive income (loss)[2]	42.7	(10.9)

Total shareholder's equity	792.9	1,046.0

Total liabilities and shareholder's equity	$3,573.2	$2,454.5

1. The Company adopted ASC 944-20 effective January 1, 2009.

2. The Company adopted ASC 320-10-65-1, "Investments - Debt and Equity Securities" (FSP No. FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments") effective April 1, 2009. The adoption of this accounting rule increased retained earnings and decreased accumulated other comprhansive income (loss) by $5.8 million.

Assured Guaranty Corp.

Capital and Claims Paying Resources

(dollars in millions)

	As of
	September 30, 2009	December 31, 2008
Claims paying resources
Policyholders' surplus	$179	$378
Contingency reserve	772	712

Qualified statutory capital	951	1,090
Unearned premium reserve	838	570
Loss and loss adjustment expense reserves	209	15

Total policyholders' surplus & reserves	1,998	1,675
Present value of installment premium[e,1]	639	566
Standby line of credit/stop loss	200	200

Total claims paying resources	$2,837	$2,441

Net debt service outstanding[2]	$183,396	$164,283
Gross debt service outstanding	255,387	225,152
Net par insured outstanding[2]	128,854	111,025
Gross par outstanding	178,432	152,801
Net debt service written (period ended)	47,528	53,989
Gross debt service written (period ended)	71,074	76,128
Net par written (period ended)	26,712	33,680
Gross par written (period ended)	40,142	47,567
Ratios:
Net par insured to statutory capital	135:1	102:1
Capital ratio[3]	193:1	151:1
Financial resources ratio[4]	65:1	67:1

1. Includes financial guaranty and credit derivatives.

2. Statutory basis.

3. The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital.

4. The financial resources ratio is calculated by dividing net debt service outstanding by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [net present value of estimated future installment premiums in force (e)].

Assured Guaranty Corp.

Consolidated Income Statements

(dollars in millions)

	Quarter Ended September 30,			Nine Months Ended September 30,
			% Change versus 3Q-08			% Change versus YTD 2008
	2009	2008		2009	2008
Revenues
Net earned premiums[1]:
Scheduled net earned direct premiums	$12.0	$18.8	(36)%	$51.8	$44.2	17%
Scheduled net earned reinsurance premiums	(1.8)	3.3	(155)%	8.6	11.4	(25)%
Refundings	3.2	5.7	(44)%	47.4	7.2	NM

Total net earned premiums	13.4	27.7	(52)%	107.8	62.8	72%
Net investment income	19.2	19.9	(4)%	58.3	53.4	9%
Realized gains on credit derivatives[2]	22.4	22.4	0%	67.4	67.3	0%
Incurred losses on credit derivatives	(141.9)	(6.2)	NM	(169.2)	(10.1)	NM
Other Income	3.5	0.2	NM	4.6	0.4	NM

Total revenues	(83.4)	64.0	NM	68.9	173.8	NM
Expenses
Loss and loss adjustment expenses[1]	77.8	45.3	72%	145.6	92.3	58%
Profit commission expense	-	-	NM	0.8	0.4	100%
Amortization of deferred acquisition costs[1]	0.1	5.3	(98)%	2.9	12.1	(76)%
Other operating expenses	16.8	13.3	26%	61.5	40.7	51%
Interest and related expenses	1.3	1.5	(13)%	4.6	4.0	15%

Total expenses	96.0	65.4	47%	215.4	149.5	44%

Operating (loss) income before (benefit) provision for income taxes	(179.4)	(1.4)	NM	(146.5)	24.3	NM
Total (benefit) provision for income taxes	(58.1)	(4.6)	NM	(56.3)	(2.9)	NM

Operating (loss) income[b]	(121.3)	3.2	NM	(90.2)	27.2	NM
Plus: Realized gains (losses) on investments, after tax	0.4	(4.4)	NM	4.0	(2.9)	NM
Plus: Non-credit impairments unrealized gains (losses) on credit derivatives, after tax	36.9	(55.6)	NM	(106.5)	203.2	NM
Plus: Unrealized gains (losses) on committed capital securities, after tax	(0.8)	4.5	NM	(27.4)	15.8	NM
Plus: Goodwill impairment	(85.4)	-	NM	(85.4)	-	NM

Net (loss) income	$(170.2)	$(52.2)	226%	$(305.5)	$243.3	NM

1. The Company adopted ASC 944-20 effective January 1, 2009.

2. Includes revenue earned on credit derivatives.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b)].

NM = Not meaningful

Assured Guaranty Corp.

Detailed Income Statement (Non-GAAP)

(dollars in millions)

	3Q-09	3Q-08	Nine Months 2009	Nine Months 2008
Income statement:
Net earned premiums[1]:
Scheduled net earned premiums
Public finance - U.S.	$(0.7)	$10.2	$(14.1)	$23.1
Public finance - non-U.S.	0.8	0.8	43.6	2.4
Structured finance - U.S.	9.2	10.1	28.5	27.3
Structured finance - non-U.S.	0.9	0.9	2.4	2.8

Total scheduled net earned premiums	10.2	22.0	60.4	55.6
Net earned premiums from refundings	3.2	5.7	47.4	7.2

Total net earned premiums	13.4	27.7	107.8	62.8
Realized gains on credit derivatives[2]:
Net credit derivative premiums earned	20.4	20.3	61.1	60.7
Ceding commissions income (expense), net	2.0	2.1	6.3	6.6

Total realized gains on credit derivatives[2]	22.4	22.4	67.4	67.3
Other income	3.7	-	3.7	-

Total revenues	39.5	50.1	178.9	130.1
Loss and loss adjustment expenses[1]:
Case	77.8	77.8	145.6	93.0
Portfolio	-	(32.5)	-	(0.7)

Total loss and loss adjustment expenses - financial guaranty	77.8	45.3	145.6	92.3
Incurred losses on credit derivatives	141.9	6.2	169.2	10.1

Total incurred losses	219.7	51.5	314.8	102.4
Profit commission expense	-	-	0.8	0.4
Amortization of deferred acquisition costs[1]	0.1	5.3	2.9	12.1
Operating expenses	13.8	13.3	42.4	40.7

Total expenses	$233.6	$70.1	$360.9	$155.6
Underwriting (loss) gain	$(194.1)	$(20.0)	$(182.0)	$(25.5)

Expense ratio[f]	35.2%	34.4%	23.6%	37.7%

1. The Company adopted ASC 944-20 effective January 1, 2009.

2. Includes revenue earned on credit derivatives.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [expense ratio (f)].

Assured Guaranty Corp.

New Business Production

(dollars in millions)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Consolidated new business analysis:
Present value of new business production ("PVP")[a]
Public finance - U.S.	$141.9	$67.7	$487.2	$374.3
Public finance - non-U.S.	-	-	1.8	9.0
Structured finance - U.S.	1.9	14.5	16.6	137.7
Structured finance - non-U.S.	-	-	-	57.8

Total PVP[a]	143.8	82.2	505.6	578.8
Less: PVP[a] of credit derivatives	-	30.3	2.4	143.8

PVP[a] of financial guaranty insurance	143.8	51.9	503.2	435.0
Less: Financial guaranty installment premium PVP[a]	(0.2)	20.8	33.3	70.0

Total: Financial guaranty upfront GWP	144.0	31.1	469.9	365.0
Plus: Financial guaranty installment GWP[1]	(14.3)	41.6	35.8	51.3

Total financial guaranty GWP	129.7	72.7	505.7	416.3
Plus: Other segment GWP	-	-	-	0.2

Total GWP	$129.7	$72.7	$505.7	$416.5

	Gross Par Written		Gross Par Written
	3Q-09	3Q-08	Nine Months 2009	Nine Months 2008
Sector:
Public Finance
United States:
Tax backed	$2,703	$1,557	$14,197	$7,055
General obligation	2,214	1,069	12,975	4,956
Municipal utilities	1,020	837	4,761	4,599
Higher education	266	317	2,000	1,539
Healthcare	294	62	1,371	2,986
Transportation	879	435	2,446	2,887
Housing	-	-	-	-
Investor-owned utilities	-	-	-	80
Infrastructure finance	56	547	856	547
Other public finance	-	750	247	1,309

Total public finance - U.S.	$7,432	$5,574	$38,853	$25,958
Non-U.S.:
Infrastructure finance	-	-	64	-
Regulated utilities	-	-	121	450
Other public finance	-	-	130	-

Total public finance - non-U.S.	$-	$-	$316	$450

Total public finance	$7,432	$5,574	$39,169	$26,407

Structured Finance
United States:
Consumer receivables	$600	$350	$810	$1,825
Commercial receivables	-	320	164	693
Pooled corporate obligations	-	-	-	2,659
Residential mortgage-backed and home equity	-	-	-	3,034
Commercial mortgage-backed securities	-	-	-	-
Insurance securitizations	-	-	-	-
Structured credit	-	1,250	-	1,850
Other structured finance	-	-	-	-

Total structured finance - U.S.	$600	$1,920	$974	$10,059
Non-U.S.:
Pooled corporate obligations	-	-	-	618
Residential mortgage-backed and home equity	-	-	-	3,096
Structured credit	-	-	-	-
Commercial receivables	-	-	-	-
Insurance securitizations	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-
Other structured finance	-	-	-	250

Total structured finance - non-U.S.	$-	$-	$-	$3,964

Total structured finance	$600	$1,920	$974	$14,023

Total exposures	$8,032	$7,494	$40,142	$40,430

1. 2009 amounts include the difference in management estimates for the discount rate applied to future installments as well as the estimated term for future installments compared to the discount rate used for ASC 944-20.

Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a)].

NM = Not meaningful

Assured Guaranty Corp.

Ceded Par Outstanding by Reinsurer

(dollars in millions)

Reinsurer	Ceded Par Outstanding
RAM Reinsurance Co. Ltd.	$3,237
MBIA Insurance Corporation	273
Radian Asset Assurance Inc.	180
Ambac Assurance Corporation	109
Other	43

Total	$3,842

Assured Guaranty Corp.

Financial Guaranty Profile (1 of 3)

(dollars in millions)

Historical Net Par Outstanding and Average Rating by Asset Type

	As of September 30,
	2009
	Net Par Outstanding	Avg. Rating[1]

Sector:
Public Finance
United States:
General obligation	$23,581	A
Tax backed	11,941	A
Municipal utilities	9,342	A-
Transportation	7,080	A
Healthcare	5,486	A
Higher education	3,228	A
Infrastructure finance	1,073	BBB
Investor-owned utilities	788	BBB+
Housing	415	AA+
Other public finance	1,852	A

Total public finance - U.S.	$64,786	A
Non-U.S.:
Pooled infrastructure	$2,511	AAA
Infrastructure finance	1,354	BBB
Regulated utilities	1,095	BBB+
Other public finance	1,017	AA-

Total public finance - non-U.S.	$5,977	AA-

Total public finance	$70,763	A

Structured Finance
United States:
Pooled corporate obligations	$23,662	AA+
Residential mortgage-backed and home equity	11,596	BBB-
Commercial mortgage-backed securities	5,810	AAA
Consumer receivables	2,763	AAA
Structured credit	1,478	A
Commercial receivables	1,027	BBB+
Insurance securitizations	255	A
Other structured finance	248	BBB-

Total structured finance - U.S.	$46,839	AA-
Non-U.S.:
Pooled corporate obligations	$6,649	AAA
Residential mortgage-backed and home equity	2,483	AAA
Commercial receivables	749	A-
Structured credit	542	BBB
Commercial mortgage-backed securities	375	AAA
Insurance securitizations	286	D
Other structured finance	168	AAA

Total structured finance - non-U.S.	$11,252	AA

Total structured finance	$58,091	AA-

Total exposures	$128,854	A+

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

Assured Guaranty Corp.

Financial Guaranty Profile (2 of 3)

(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	As of September 30, 2009
	Public Finance - U.S.		Public Finance - non-U.S.		Structured Finance - U.S.		Structured Finance - non-U.S.		Consolidated
	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%

Ratings[1]:
Super senior	$-	-	$1,593	26.6%	$10,715	22.9%	$4,727	42.0%	$17,035	13.2%
AAA	665	1.0%	918	15.4%	15,064	32.2%	3,696	32.9%	20,343	15.8%
AA	12,758	19.7%	846	14.2%	4,328	9.2%	318	2.8%	18,250	14.2%
A	40,696	62.8%	862	14.4%	3,282	7.0%	533	4.7%	45,373	35.2%
BBB	10,041	15.5%	1,655	27.7%	6,978	14.9%	1,699	15.1%	20,373	15.8%
Below investment grade ("BIG")	626	1.0%	103	1.7%	6,472	13.8%	279	2.5%	7,480	5.8%

Total exposures	$64,786	100.0%	$5,977	100.0%	$46,839	100.0%	$11,252	100.0%	$128,854	100.0%

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Corp.

Financial Guaranty Profile (3 of 3)

(dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio as of September 30, 2009

	Net Par Outstanding	% of Total
U.S.:
California	$7,586	5.9%
Texas	6,240	4.8%
New York	4,864	3.8%
Florida	4,598	3.6%
Pennsylvania	4,264	3.3%
Illinois	3,792	2.9%
New Jersey	2,846	2.2%
Puerto Rico	1,979	1.5%
Michigan	1,906	1.5%
Alabama	1,677	1.3%
Other states	25,034	19.4%
Mortgage and structured (multiple states)	46,839	36.4%

Total U.S.	$111,625	86.6%

Non-U.S.:
United Kingdom	$8,393	6.5%
Australia	1,370	1.1%
Germany	1,061	0.8%
Other	6,405	5.0%

Total non-U.S.	$17,229	13.4%

Total net par outstanding	$128,854	100.0%

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Corp.

Consolidated U.S. Residential Mortgage-Backed Securities ("RMBS") Profile (1 of 3)

(dollars in millions)

Distribution of U.S. RMBS by Rating1 and Type of Exposure as of September 30, 2009

	Prime First Lien	Closed End Seconds	HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	Total Net Par Outstanding
Ratings[1]:
Super senior	$-	$-	$-	$-	$-	$409	$409
AAA	5	0	10	27	1	676	720
AA	35	39	6	196	16	867	1,159
A	37	1	2	779	39	769	1,628
BBB	75	-	20	1,193	199	1,114	2,602
Below investment grade	512	248	667	2,081	928	644	5,079

Total exposures	$663	$289	$705	$4,275	$1,184	$4,479	$11,596

Distribution of U.S. RMBS by Year Insured and Type of Exposure as of September 30, 2009

	Prime First Lien	Closed End Seconds	HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	Total Net Par Outstanding
Year insured:
2004 and prior	$57	$1	$38	$46	$48	$281	$474
2005	120	-	266	274	28	48	736
2006	-	-	-	-	39	3,349	3,388
2007	486	288	401	2,234	957	801	5,167
2008	-	-	-	1,721	112	-	1,833
2009	-	-	-	-	-	-	-

Total exposures	$663	$289	$705	$4,275	$1,184	$4,479	$11,596

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Corp.

Consolidated U.S. RMBS Profile (2 of 3)

(dollars in millions)

Distribution of U.S. RMBS by Rating1 and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$-	$136	$51	$173	$86	$28	$474
2005	-	60	11	119	114	431	736
2006	409	513	865	654	840	107	3,388
2007	-	11	47	11	586	4,512	5,167
2008	-	-	184	671	977	-	1,833
2009	-	-	-	-	-	-	-

	$409	$720	$1,159	$1,628	$2,602	$5,079	$11,596

% of total	3.5%	6.2%	10.0%	14.0%	22.4%	43.8%	100.0%

Distribution of U.S. RMBS by Rating1 and Year Issued as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$-	$136	$51	$173	$86	$28	$474
2005	409	573	876	773	954	499	4,085
2006	-	9	184	11	223	253	681
2007	-	1	47	671	1,340	4,298	6,357
2008	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-

	$409	$720	$1,159	$1,628	$2,602	$5,079	$11,596

% of total	3.5%	6.2%	10.0%	14.0%	22.4%	43.8%	100.0%

Distribution of U.S. Home Equity Line of Credit ("HELOC") RMBS by Rating1 and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$-	$10	$6	$2	$20	$0	$38
2005	-	-	-	-	-	266	266
2006	-	-	-	-	-	-	-
2007	-	-	-	-	-	401	401
2008	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-

	$-	$10	$6	$2	$20	$667	$705

% of total	0.0%	1.4%	0.8%	0.3%	2.9%	94.6%	100.0%

Distribution of U.S. Closed End Seconds ("CES") RMBS by Rating1 and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$-	$0	$-	$1	$-	$-	$1
2005	-	-	-	-	-	-	-
2006	-	-	-	-	-	-	-
2007	-	-	39	-	-	248	288
2008	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-

	$-	$0	$39	$1	$-	$248	$289

% of total	0.0%	0.1%	13.6%	0.4%	0.0%	85.9%	100.0%

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Corp.

Consolidated U.S. RMBS Profile (3 of 3)

(dollars in millions)

Distribution of U.S. Alternative-A ("Alt-A") RMBS by Rating1 and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$-	$14	$-	$8	$14	$11	$46
2005	-	12	11	100	11	140	274
2006	-	-	-	-	-	-	-
2007	-	-	-	-	303	1,930	2,234
2008	-	-	184	671	865	-	1,721
2009	-	-	-	-	-	-	-

	$-	$27	$196	$779	$1,193	$2,081	$4,275

% of total	0.0%	0.6%	4.6%	18.2%	27.9%	48.7%	100.0%

Distribution of U.S. Alt-A Option Adjustable rate Mortgage ("ARM") RMBS by Rating1 and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$-	$-	$9	$39	$-	$-	$48
2005	-	-	-	-	28	-	28
2006	-	-	-	-	-	39	39
2007	-	1	7	-	59	889	957
2008	-	-	-	-	112	-	112
2009	-	-	-	-	-	-	-

	$-	$1	$16	$39	$199	$928	$1,184

% of total	0.0%	0.1%	1.4%	3.3%	16.8%	78.3%	100.0%

Distribution of U.S. Subprime First Lien RMBS by Rating1 and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$-	$106	$2	$104	$51	$18	$281
2005	-	48	-	-	-	-	48
2006	409	513	865	654	840	68	3,349
2007	-	9	-	11	223	558	801
2008	-	-	-	-	-	-	-
2009	-	-	-	-	-	-	-

	$409	$676	$867	$769	$1,114	$644	$4,479

% of total	9.1%	15.1%	19.4%	17.2%	24.9%	14.4%	100.0%

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Corp.

U.S. RMBS Profile (1 of 2)

(dollars in millions)

Distribution of U.S. Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of September 30, 20091

U.S. Prime First Lien

Year issued:	Net Par Outstanding	Pool Factor[2]	Subordination[3]	Cumulative Losses[4]	60+ Day Delinquencies[5]	Number of Transactions
2005	$120	65.9%	5.0%	0.3%	5.1%	6
2006	-	-	-	-	-	-
2007	486	79.1%	11.1%	0.9%	9.5%	1
2008	-	-	-	-	-	-
2009	-	-	-	-	-	-

	$606	76.5%	9.9%	0.8%	8.6%	7

U.S. CES

Year issued:	Net Par Outstanding	Pool Factor[2]	Subordination[3]	Cumulative Losses[4]	60+ Day Delinquencies[5]	Number of Transactions
2005	-	-	-	-	-	-
2006	-	-	-	-	-	-
2007	$288	47.6%	13.4%	42.5%	15.4%	5
2008	-	-	-	-	-	-
2009	-	-	-	-	-	-

	$288	47.6%	13.4%	42.5%	15.4%	5

U.S. HELOC

Year issued:	Net Par Outstanding	Pool Factor[2]	Subordination[3]	Cumulative Losses[4]	60+ Day Delinquencies[5]	Number of Transactions
2005	$266	27.2%	0.0%	14.9%	15.1%	2
2006	-	-	-	-	-	-
2007	401	53.3%	0.0%	24.8%	9.4%	2
2008	-	-	-	-	-	-
2009	-	-	-	-	-	-

	$667	42.9%	0.0%	20.8%	11.6%	4

U.S. Alt-A First Lien

Year issued:	Net Par Outstanding	Pool Factor[2]	Subordination[3]	Cumulative Losses[4]	60+ Day Delinquencies[5]	Number of Transactions
2005	$274	54.6%	11.8%	1.6%	13.2%	13
2006	218	68.4%	43.2%	6.5%	34.2%	2
2007	3,736	74.8%	22.8%	4.0%	32.2%	11
2008	-	-	-	-	-	-
2009	-	-	-	-	-	-

	$4,229	73.2%	23.1%	4.0%	31.1%	26

1. For this release, net par outstanding is based on values as of September 2009. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on September 30, 2009 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

2. Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

3. Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

4. Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

5. 60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Corp.

U.S. RMBS Profile (2 of 2)

(dollars in millions)

Distribution of U.S. Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of September 30, 20091

U.S. Alt-A Option ARMs

Year issued:	Net Par Outstanding	Pool Factor[2]	Subordination[3]	Cumulative Losses[4]	60+ Day Delinquencies[5]	Number of Transactions
2005	$28	29.8%	26.7%	1.9%	24.6%	1
2006	39	50.4%	17.8%	2.6%	30.7%	1
2007	1,068	74.6%	19.4%	3.8%	32.5%	7
2008	-	-	-	-	-	-
2009	-	-	-	-	-	-

	$1,135	72.6%	19.6%	3.7%	32.2%	9

U.S. Subprime First Lien

Year issued:	Net Par Outstanding	Pool Factor[2]	Subordination[3]	Cumulative Losses[4]	60+ Day Delinquencies[5]	Number of Transactions
2005	$3,397	29.6%	61.3%	10.1%	44.0%	3
2006	424	44.3%	30.3%	13.2%	49.3%	2
2007	377	46.1%	37.7%	13.7%	50.4%	2
2008	-	-	-	-	-	-
2009	-	-	-	-	-	-

	$4,198	32.6%	56.0%	10.7%	45.1%	7

1. For this release, net par outstanding is based on values as of September 2009. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on September 30, 2009 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

2. Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

3. Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

4. Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

5. 60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Guaranty Corp.

U.S. Direct CMBS Profile

(dollars in millions)

Distribution of U.S. Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of September 30, 20091

U.S. Commercial Mortgage-Backed Securities ("CMBS")

Year issued:	Net Par Outstanding	Pool Factor[2]	Subordination[3]	Cumulative Losses[4]	60+ Day Delinquencies[5]	Number of Transactions
2005	$2,742	94.6%	29.2%	0.1%	2.1%	159
2006	1,161	97.8%	30.9%	0.0%	2.7%	58
2007	427	86.5%	21.7%	0.1%	3.6%	13
2008	-	-	-	-	-	-
2009	-	-	-	-	-	-

	$4,330	94.7%	28.4%	0.1%	2.4%	230

U.S. Other CMBS7

	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement[6]	Avg. Current Enhancement[6]
Commercial Real Estate	$622	49.7%	49.2%	48.7%
CDO of CMBS[8]	630	50.3%	29.1%	42.4%

	$1,252	100.0%	39.1%	45.6%

1. For this release, net par outstanding is based on values as of September 2009. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on September 30, 2009 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

2. Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

3. Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

4. Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

5. 60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

6. "Average Credit Enhancement" is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured Guaranty's exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

7. Represents U.S. other CMBS not included in the table above.

8. Relates to vintages 2003 and prior.

Assured Guaranty Corp.

Direct Pooled Corporate Obligations Profile

(dollars in millions)

Distribution by Ratings of Direct Pooled Corporate Obligations as of September 30, 2009

Ratings[1]:	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement[2]	Avg. Current Enhancement[2]
Super Senior	$7,782	26.1%	38.2%	31.8%
AAA	14,638	49.1%	33.6%	31.3%
AA	2,432	8.2%	35.0%	32.9%
A	537	1.8%	46.9%	37.7%
BBB	3,128	10.5%	45.2%	37.2%
Below investment grade	1,310	4.3%	44.4%	26.9%

Total exposures	$29,827	100.0%	36.8%	32.1%

Distribution of Direct Pooled Corporate Obligations by Year Insured as of September 30, 2009

Year insured:	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement[2]	Avg. Current Enhancement[2]
2004 and prior	$1,018	3.4%	28.4%	36.1%
2005	5,160	17.3%	36.7%	29.1%
2006	9,003	30.2%	36.6%	28.6%
2007	12,510	41.9%	38.0%	36.0%
2008	2,136	7.2%	35.5%	29.3%
2009	-	-	-	-

	$29,827	100.0%	36.8%	32.1%

Distribution of Direct Pooled Corporate Obligations by Asset Class as of September 30, 2009

Asset class:	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement[2]	Avg. Current Enhancement[2]	Avg. Rating[1]
CLOs/CBOs[3]	$19,401	65.0%	34.3%	28.2%	AAA
Market value CDOs[4] of corporates	3,390	11.4%	37.9%	42.3%	AAA
Trust preferred - banks and insurance	2,833	9.5%	46.9%	36.6%	BBB+
Trust preferred - US mortgage and REITs[5]	1,885	6.3%	50.1%	42.7%	BB+
Synthetic investment grade pooled corporate	1,659	5.6%	30.0%	43.5%	Super Senior
Trust preferred - European mortgage and REITs	659	2.2%	37.5%	31.9%	BBB-

	$29,827	100.0%	36.8%	32.1%	AA+

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

2. "Average Credit Enhancement" is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured Guaranty's exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

3. CBOs (collateralized bond obligations) /CLOs (collateralized loan obligations) are largely non-investment grade/high yield collateral.

4. CDOs are collateralized debt obligations.

5. REITs are real estate investment trusts.

Assured Guaranty Corp.

Consumer Receivables Profile

(dollars in millions)

Distribution of Consolidated U.S. Consumer Receivables by Year Issued as of September 30, 2009

Year issued:	Credit Cards	Student Loans	Auto	Manufactured Housing	Total Net Par Outstanding
2004 and prior	$35	$21	$3	$6	$65
2005	720	-	3	-	723
2006	-	320	-	-	320
2007	400	708	90	-	1,198
2008	-	-	99	-	99
2009	200	158	-	-	358

	$1,355	$1,207	$195	$6	$2,763

Distribution of Direct U.S. Consumer Receivables Net Par Outstanding by Rating1 and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$-	$-	$-	$-	$-	$-	$-
2005	-	3	-	-	-	-	3
2006	-	320	-	-	-	-	320
2007	-	708	-	-	90	-	798
2008	720	-	-	99	-	-	819
2009	600	-	-	158	-	-	758

	$1,320	$1,031	$-	$257	$90	$-	$2,698

% of total	48.9%	38.2%	0.0%	9.5%	3.3%	0.0%	100.0%

Distribution of Direct U.S. Consumer Receivables Net Par Outstanding by Rating1 and Year Issued as of September 30, 2009

Year issued:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$-	$-	$-	$-	$-	$-	$-
2005	720	3	-	-	-	-	723
2006	-	320	-	-	-	-	320
2007	400	708	-	-	90	-	1,198
2008	-	-	-	99	-	-	99
2009	200	-	-	158	-	-	358

	$1,320	$1,031	$-	$257	$90	$-	$2,698

% of total	48.9%	38.2%	0.0%	9.5%	3.3%	0.0%	100.0%

Distribution of Direct U.S. Consumer Receivables by Asset Class as of September 30, 2009

Asset class:	Net Par Outstanding	% of Total	Average Rating[1]	Avg. Initial Credit Enhancement[2]	Avg. Current Enhancement[2]
Student loans	$1,186	44.0%	AAA	6.4%	7.4%
Credit cards	1,320	48.9%	AAA	29.3%	29.3%
Auto	192	7.1%	BBB+	20.4%	32.6%

	$2,698	100.0%	AAA	18.6%	19.9%

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

2. "Average Credit Enhancement" is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured Guaranty's exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

Assured Guaranty Corp.

Credit Derivative Exposure Profile

(dollars in millions)

Distribution of Financial Guaranty Credit Derivative Exposure by Rating

	September 30, 2009
	Net Par Outstanding	% of Total

Ratings[1]:
Super senior	$2,566	5.3%
AAA	3,205	6.6%
AA	18,045	37.1%
A	6,264	12.9%
BBB	4,402	9.1%
Below investment grade	14,122	29.1%

Total exposures	$48,604	100.0%

Distribution of Credit Derivative Exposure by Sector and Average Rating

	September 30, 2009
Sector:	Net Par Outstanding	Average Rating[1]

Public Finance
United States:
Municipal utilities	$35	A+
Healthcare	15	A

Total public finance - U.S.	$50	A+
Non-U.S.:
Pooled infrastructure	$2,511	AAA
Infrastructure finance	509	BBB
Regulated utilities	329	BBB+
Other public finance	24	BBB

Total public finance - non-U.S.	$3,373	AA+

Total public finance	$3,423	AA+

Structured Finance
United States:
Pooled corporate obligations	$20,494	AA+
Residential mortgage-backed and home equity	8,854	BBB
Commercial mortgage-backed securities	5,559	AAA
Commercial receivables	498	BBB+
Consumer receivables	462	AAA
Structured credit	259	BBB-
Insurance securitizations	75	BBB
Other structured finance	95	BBB

Total structured finance - U.S.	$36,296	AA-

Non-U.S.:
Pooled corporate obligations	$5,971	AAA
Residential mortgage-backed and home equity	2,145	AAA
Commercial mortgage-backed securities	339	AAA
Structured credit	129	BBB
Commercial receivables	108	A
Insurance securitizations	30	D
Other structured finance	163	AAA

Total structured finance - non-U.S.	$8,885	AAA

Total structured finance	$45,181	AA

Total exposure	$48,604	AA

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

Assured Guaranty Corp.

Unrealized Gains (Losses) on Credit Derivatives

Unrealized Gains (Losses) on Credit Derivatives as of September 30, 2009

Asset Type:	Net Par Outstanding (in billions)	Wtd. Avg. Credit Rating	3Q-09 Unrealized Gain (Loss) (in millions)	YTD 3Q-09 Unrealized Gain (Loss) (in millions)
Pooled corporates[1]:
High yield corporates	$16.9	AAA	$0.9	$(60.3)
Trust preferred	4.7	BBB-	(25.5)	(25.2)
Market value CDOs of corporates	3.1	AAA	(1.9)	(8.0)
Investment grade corporates	1.7	AAA	0.6	3.5
CDO of CDOs (corporate)	-	-	5.0	4.9

Total pooled corporate obligations	26.4	AA	(20.9)	(85.1)
U.S. RMBS[2]:
Alt-A first lien	4.5	BB+	(38.6)	(239.0)
Subprime lien	4.0	A+	0.7	(2.1)
Prime first lien	2.5	A+	(19.9)	(78.7)

Total U.S. RMBS	11.0	A-	(57.8)	(319.8)
Commercial mortgage-backed securities[3]	6.1	AAA	-	(26.2)
Other[4]	5.1	AA-	(5.8)	98.5

Total	$48.6	AA	$(84.5)	$(332.6)

1. Corporate collateralized loan obligations, market value CDOs, and trust preferred securities include all U.S. structured finance pooled corporate obligations and international pooled corporate obligations.

2. Residential mortgage-backed securities is comprised of prime and subprime U.S. mortgage-backed and home equity securities and residential international mortgage-backed and home equity securities.

3. Commercial mortgage-backed securities is comprised of commercial U.S. structured finance and commercial international mortgage backed securities.

4. Other includes all other U.S. and international asset classes, such as commercial receivables and international infrastructure and pooled infrastructure securities.

Assured Guaranty Corp.

50 Largest U.S. Public Finance Exposures

As of September 30, 2009

(dollars in millions)

Credit Name:	Net Par Outstanding	Rating[1]
California (State of)	$941	A
Puerto Rico (Commonwealth of)	785	BBB-
New Jersey (State of)	750	AA-
North Texas Tollway Authority	727	A-
Miami-Dade County Florida Aviation Authority - Miami International Airport	685	A+
Miami-Dade County School Board	642	A
Philadelphia (City of) Pennsylvania	616	BBB+
Pennsylvania Turnpike Commission	603	A+
Houston Texas Water and Sewer Authority	520	A+
New York (State of)	509	AA-
Denver Colorado Airport	506	A+
Puerto Rico Highway & Transportation Authority	504	BBB
New York (City of) New York	504	AA-
San Francisco Airports Commission	450	A
Piedmont Municipal Power Authority - South Carolina	442	BBB
Michigan (State of)	407	A+
Chicago Illinois Public Schools	365	A+
New York MTA Transportation Authority	345	A
Chicago-O'Hare Airport	333	A
Dormitory Authority of the State of New York - School District	316	A
Chicago (City of) Illinois	311	A+
Los Angeles County Metropolitan Transportation Authority - Sales Tax	308	AA
Indianapolis Indiana Waterworks Project	304	A+
Massachusetts Educational Finance Authority 2008-H	300	AA
Miami-Dade (County of) Florida	298	A+
Puerto Rico Aqueduct & Sewer Authority	288	BBB-
Massachusetts (Commonwealth of)	277	AA
Kentucky (Commonwealth of)	276	AA-
Long Island Power Authority	269	A-
American Municipal Power Ohio, Inc.	269	A
Jefferson County Alabama Sewer	267	D
Massachusetts Turnpike Authority	266	A
New Jersey Higher Education Student Assistance Authority 2008-A	262	A
Chicago Illinois Transit Authority	256	A+
Metro Washington Airports Authority - Dulles Toll Road	254	BBB+
Louisville Arena Authority Inc.	245	BBB-
Dallas (City of) Texas Civic Center Convention Complex	244	A
North Carolina Eastern Municipal Power Agency	243	BBB
Florida (State of) Department of Environmental Protection Save Our Coast	239	A+
Port Authority of New York and New Jersey	238	AA-
Virtua Health	221	A
Orange (County of) Florida Schools	217	AA-
Intermountain Power Authority - Utah	216	A+
Nassau (County of) New York	215	A
District of Columbia Water and Sewer Authority	209	A+
Energy Northwest	205	AA-
North Carolina Turnpike Authority - Triangle Expressway	202	BBB-
Puerto Rico Electric Power Authority Power	201	A-
Iowa Health System	199	A+
Yankee Stadium LLC (New York City Industrial Development Authority)	198	BBB-

Total top 50 U.S. public finance exposures	$18,447

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Corp.

50 Largest U.S. Structured Finance Exposures

As of September 30, 2009

(dollars in millions)

Credit Name:	Net Par Outstanding	Rating[1]	Current Credit Enhancement %
Discover Card Master Trust I Series A	$720	AAA	12.5%
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2007-2	573	CCC	7.9%
Fortress Credit Investments I Ltd	529	AAA	33.6%
Anchorage Crossover Credit Finance Ltd	504	AAA	35.5%
Ares Enhanced Credit Opportunities Fund Ltd	496	AAA	63.8%
280 Funding I	495	AAA	18.4%
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-2	486	BB	11.1%
Private RMBS Re-Remic	449	BBB	25.4%
Private RMBS Re-Remic	441	B	27.7%
Private RMBS Re-Remic	416	BBB-	26.9%
Private RMBS Re-Remic	409	A	26.2%
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2007-3	402	B	14.2%
Private Structured Credit	400	BBB+	Private
Citibank Master Trust Series 2007-A7	400	AAA	44.0%
CWHEQ Revolving Home Equity Loan Trust, Series 2007-D	381	CCC	0.0%
Private Student Loan Transaction 2007	375	AAA	11.0%
Countrywide Home Loans Alternative Loan Trust 2007-HY9	375	CCC	8.2%
KKR Financial CLO 2007-1 Ltd	369	AAA	24.3%
Private RMBS Re-Remic	359	B	21.6%
Applebee's Enterprises LLC	352	BBB-	33.9%
AAA TRUST 2007-2	340	B	40.3%
Sandelman Finance 2006-1 Limited	337	AA	47.5%
SLM Private Credit Student Loan Trust 2007	333	AAA	3.2%
Liberty CLO Ltd	328	AAA	0.0%
Dow Jones CDX.IG.04 7-Year Index (II)	318	AAA	41.0%
Dow Jones CDX.NA.IG.4 Single Tranche Transaction	317	AAA	41.0%
Dow Jones CDX.IG.04 7-Year Index (I)	317	AAA	41.0%
Symphony Credit Opportunities	308	AAA	49.9%
Ares Enhanced Credit Opportunities Fund Ltd	307	AAA	29.1%
Southfork CLO Ltd. Series 2005-A1 Class A1G	275	AAA	50.9%
Dow Jones CDX.IG.08 5 Year	275	AAA	41.0%
Wasatch CLO, Ltd.	273	AAA	26.4%
Alesco Preferred Funding XIV	273	BBB	21.8%
Cent CDO XI Limited	270	AAA	18.7%
SLM Private Credit Student Loan Trust 2006	267	AAA	10.5%
Park Avenue Receivables Company LLC	266	AAA	2.5%
Private RMBS Re-Remic	263	A	35.3%
HSAM Long/Short 2007-2	257	AAA	28.1%
Babcock & Brown Air Funding I Ltd. Series 2007-1	248	A-	39.0%
Kodiak CDO II	243	AA	39.9%
United Commercial Mortgage Securities 2007-1	235	A	10.0%
Sandelman Finance 2006-2, Limited	235	AAA	30.2%
Newstar Credit Opportunities Funding II	231	AA	10.5%
Blue Mountain CLO Ltd. 2005-1	227	AAA	26.8%
Capitalsource Commercial Real Estate CLO 2006-1	226	AAA	43.3%
Baker Street CLO II	225	AAA	22.0%
IG Systhentic CDS	225	AAA	41.0%
Kingsland CLO IV	224	AAA	47.4%
Rait Preferred Funding II, Ltd.	223	AAA	50.2%
Franklin CLO V	221	AAA	17.1%

Total top 50 U.S. structured finance exposures	$17,018

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Corp.

10 Largest Healthcare and Non-U.S. Exposures

As of September 30, 2009

(dollars in millions)

10 Largest Healthcare Exposures

Credit Name:	Net Par Outstanding	Rating[1]	State
Virtua Health	$221	A	NJ
Iowa Health System	199	A+	IA
Integris Health, Inc.	172	A+	OK
CHRISTUS Health	167	A+	TX
Children's Hospital	162	A+	AL
Fairview Health Services	160	A	MN
Methodist Healthcare	157	A	TN
Spartanburg Regional Medical Center	143	A	SC
Essentia Health	140	A-	MN
Meridian Health System	136	A-	NJ

Total top 10 healthcare exposures	$1,657

10 Largest Non-U.S. Exposures

Credit Name:	Net Par Outstanding	Rating[1]
Prime European RMBS	$993	AAA
Essential Public Infrastructure Capital III	670	Super senior
Essential Public Infrastructure Capital II	648	Super senior
Global Senior Loan Index Fund 1 B.V.	480	AAA
Harvest CLO III	381	AAA
Taberna Europe CDO I Plc	367	BBB-
RMF Euro CDO V Plc	358	AAA
Nemus Funding No.1 Plc	339	Super senior
Windmill CLO I Plc	330	Super senior
Wood Street CLO V B.V.	319	Super senior

Total top 10 non-U.S. exposures	$4,885

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Corp.

10 Largest U.S. Residential Mortgage Servicers Exposures

As of September 30, 2009

(dollars in millions)

10 Largest U.S. Residential Mortgage Servicers Exposures

Servicer:	Net Par Outstanding
Countrywide Home Loans Servicing LP	$2,815
Wells Fargo Bank, N.A.,	1,604
GMAC Mortgage Corporation	1,550
American Home Mortgage Servicing, Inc.	1,205
JPMorgan Chase Bank, National Association	1,040
Wilshire Credit Corporation	392
OneWest Bank Group LLC	337
Ocwen Loan Servicing LLC	332
Carrington Mortgage Services	305
Bank of America, N.A.	290

Total top 10 residential mortgage servicers exposures	$9,870

Assured Guaranty Corp.

Below Investment Grade Exposures (1 of 2)

As of September 30, 2009

(dollars in millions)

Below Investment Grade Exposures by Asset Type:	Wtd. Avg. Remaining Life	Net Par Outstanding	Average Rating[1]
Public Finance
United States:
Municipal utilities	25.8	$309	C-
General obligation	8.1	108	BB+
Healthcare	13.1	106	B+
Tax backed	26.6	50	BB
Infrastructure finance	12.7	26	C-
Transportation	25.7	18	BB+
Investor-owned utilities	7.3	2	BB
Housing	11.1	2	CCC
Higher education	10.0	1	BB-
Other public finance	1.8	4	B

Total public finance - U.S.	19.8	$626	CCC-
Non-U.S.:
Infrastructure finance	6.3	103	CCC+

Total public finance - non-U.S.	6.3	$103	CCC-

Total public finance	17.9	$729	CCC-

Structured Finance
United States:
Residential mortgage-backed and home equity	6.9	$5,079	B-
Pooled corporate obligations	21.0	1,311	B+
Structured credit	0.4	54	BB
Consumer receivables	23.4	6	BB
Other structured finance	25.7	22	C

Total structured finance - U.S.	9.8	$6,472	B-

Non-U.S.:
Insurance securitizations	24.5	279	D

Total structured finance - non-U.S.	24.5	$279	D

Total structured finance	10.4	$6,751	B-

Total non-investment grade exposures	11.1	$7,480	B-

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

Assured Guaranty Corp.

Below Investment Grade Exposures (2 of 2)

As of September 30, 2009

(dollars in millions)

Below Investment Grade Exposures Greater Than $50 Million as of September 30, 2009

Name or Description	Wtd. Avg. Remaining Life	Net Par Outstanding	Internal Rating[1]	Current Credit Enhancement
Deutsche Alt-A Securities Mortgage Loan 2007-2	28.7	$573	CCC	7.9%
MORTGAGEIT Securities Corp. Mortgage Loan 2007-2	3.8	486	BB	11.1%
Private RMBS Re-Remic	6.5	441	B	27.7%
Deutsche Alt-A Securities Mortgage Loan 2007-3	3.5	402	B	14.2%
Countrywide Home Equity Loan Trust 2007-D	5.6	381	CCC	0.0%
CWALT Alternative Loan Trust 2007-HY9	1.9	375	CCC	8.2%
Private RMBS Re-Remic	1.7	359	B	21.6%
AAA TRUST 2007-2	2.0	340	B	40.3%
Jefferson County Alabama Sewer	26.7	268	D	N/A
Taberna Preferred Funding IV Ltd.	26.2	219	BB	13.1%
Alesco Preferred Funding XVI, Ltd	23.6	217	B	12.1%
Taberna Preferred Funding II, Ltd.	26.1	185	CCC	36.9%
Attentus CDO I Limited Class A-1	11.2	178	BB	36.5%
CWALT Alternative Loan Trust 2007-OA10	2.3	149	CCC	10.3%
Orkney Re II, PLC Floating Rate Notes	8.8	149	D	NM
Attentus CDO II Limited Class A-1	13.0	147	BB	44.7%
Taberna Preferred Funding III, Ltd.	21.7	146	B	5.8%
Ballantyne Re PLC Class A-2 Floating Rate Notes	26.6	130	D	NM
Lehman Excess Trust 2007-16N	3.8	115	BB	11.6%
Taberna Preferred Funding VI, Ltd. Class A-1	27.2	114	BB	36.6%
Countrywide Home Equity Loan Trust 2005-J CL 2-A	4.6	108	N/A	0.0%
Countrywide Home Equity Loan Trust 2005-J CL 1-A	4.6	107	CCC	0.0%
Detroit (City of) Michigan	8.1	106	BB+	N/A
ACE Home Equity Loan Trust 2007-SL3	4.9	104	CCC	19.0%
TBW Mortgage-Backed Trust Series 2007-2	3.5	96	B	6.5%
Taberna Preferred Funding III, Ltd.	21.7	70	B	36.5%
MASTR Asset Backed Securities Trust 2005-NC2 A4	4.2	68	B	27.2%
ACE Home Equity Loan Trust 2007-SL2	1.7	63	CCC	0.0%
St. Barnabas Health System - New Jersey	11.7	56	BB	N/A
Customer Asset Protection Company (CAPCO), Excess SIPC	0.4	54	BB	N/A
CSAB Mortgage-Backed Trust 2007-1	5.1	53	CCC	3.8%
SACO I Trust 2005-GP1	1.2	51	CCC	0.0%

Total		$6,310

1. Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Corp.

Surveillance Categories

(dollars in millions)

Net Par Outstanding by Surveillance Category1

	September 30, 2009
Description:	Net Par Outstanding	% of Total	Number of Credits in Category
Category 1	$5,122	68.5%	169
Category 2	1,139	15.2%	123
Category 3	1,219	16.3%	89

BIG Total	$7,480	100.0%	381

1. Effective January 1, 2009 Assured Guaranty adopted ASC 944-20. Assured Guaranty's surveillance department is responsible for monitoring our portfolio of credits and maintains a list of below investment grade ("BIG") credits. The BIG credits are divided into three categories: BIG Category 1: BIG transactions showing sufficient deterioration to make material losses possible, but for which no losses have been incurred. Non-investment grade transactions on which liquidity claims have been paid are in this category. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly. BIG Category 2: BIG transactions for which expected losses have been established but for which no unreimbursed claims have yet been paid. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly. BIG Category 3: BIG transactions for which expected losses have been established and on which unreimbursed claims have been paid. Transactions remain in this category when claims have been paid and only a recoverable remains. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly.

Assured Guaranty Corp.

Loss and LAE Reserves by Segment and Type of Reserve

(dollars in millions)

Loss and LAE Reserves by Type:	As of September 30, 2009	As of December 31, 2008
Case1,[2]	$181.0	$91.5
IBNR and portfolio[1]	1.2	42.2

Total	$182.2	$133.7
Case reserves on credit derivatives	$253.2	$-
Credit derivative portfolio reserves associated with fundamentally sound credits[1]	-	15.2
Credit derivative portfolio reserves on CMC list[1]	-	22.3

Total loss and LAE reserves on credit derivatives	$253.2	$37.5

Total loss and LAE reserves, including credit derivatives	$435.4	$171.2

1. The Company adopted ASC 944-20 effective January 1, 2009.

2. Includes $0.8 million of case reserves in Other segment.

Assured Guaranty Corp.

Loss and Loss Adjustment Expenses

As of September 30, 2009

(dollars in millions)

Total Financial Guaranty:[1]	Total BIG Net Par Outstanding	3Q-09 Incurred Losses2,[4]	YTD 3Q-09 Incurred Losses2,[4]	Loss and Loss Adjustment Expense Reserves3,[4]
Prime first lien	$512	$1.1	$1.0	$2.2
Closed end seconds	248	9.8	37.7	29.0
HELOC	667	33.5	43.3	6.4
Alt-A first lien	2,081	60.9	78.5	123.4
Alt-A option ARMs	927	69.5	94.3	129.4
Subprime first lien	644	13.1	24.7	43.6

Total U.S. RMBS	5,079	187.9	279.5	334.0
Other structured finance	1,672	13.4	1.6	58.7
Public finance	729	18.4	33.7	40.7

Total Financial Guaranty	$7,480	$219.7	$314.8	$433.4

1. Includes financial guaranty and insured derivatives in the insured portfolio.

2. Includes loss and loss adjustment expenses (recoveries) and incurred losses on credit derivatives, for the financial guaranty direct and reinsurance segments only.

3. Includes loss and loss adjustment expense reserves for financial guaranty and credit derivatives, for the financial guaranty direct and reinsurance segments only. Approximately $14.3 million of expected loss is included in unearned premium reserve.

4. The Company adopted ASC 944-20 effective January 1, 2009.

Assured Guaranty Corp.

Investment Portfolio

As of September 30, 2009

(dollars in millions)

	Amortized Cost	Pre-Tax Book Yield	After-Tax Book Yield	Fair Value	Annualized Investment Income[1]

Investment portfolio, available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$320.3	2.4%	1.6%	$327.3	$7.7
Agency obligations	109.6	3.2%	2.1%	113.0	3.5
Foreign government securities	80.6	3.7%	2.4%	84.5	3.0
Obligations of states and political subdivisions	486.1	4.9%	4.6%	518.5	23.6
Insured obligations of state and political subdivisions[2]	512.0	4.7%	4.5%	543.0	24.1
Corporate securities	66.9	5.7%	3.7%	69.9	3.8
Mortgage-backed securities:
Pass-throughs	96.8	5.5%	3.6%	90.5	5.3
PACs	-	-	-	-
Asset-backed securities[3]	0.1	0.7%	0.5%	0.1	0.0

Total fixed maturity securities	$1,672.4	4.3%	3.6%	$1,746.8	$71.1
Short-term investments	226.8	0.2%	0.1%	226.8	0.4

Total investment portfolio	$1,899.2	3.8%	3.2%	$1,973.6	$71.5

Ratings[4]:	Fair Value	% of Total
Treasury and government obligations	$327.3	18.7%
Agency obligations	113.0	6.5%
AAA/Aaa	273.7	15.7%
AA/Aa	715.9	41.0%
A/A	284.8	16.3%
BBB	21.6	1.2%
Below investment grade	10.5	0.6%

Total fixed maturity securities	$1,746.8	100.0%

Duration of investment portfolio (in years):		4.2

1. Represents annualized investment income based on amortized cost and pre-tax book yields.

2. Reflects obligations of state and local political subdivisions that have been insured by financial guarantors. The underlying ratings of these bonds average AA-. Includes $131.2 million insured by Assured Guaranty Municipal Corp.

3. Contains no CDOs of ABS.

4. Ratings are represented by the lower of the Moody's Investors Service and Standard & Poor's classifications.

Assured Guaranty Corp.

Summary Financial and Statistical Data

(dollars in millions)

		Year Ended December 31,
	YTD 2009	2008	2007	2006

Statutory Data
Net (loss) income	$(150.4)	$27.7	$71.6	$64.3
Policyholders' surplus	179.0	378.1	399.6	286.0
Contingency reserve	772.0	712.2	582.5	630.9

Qualified statutory capital	951.0	1,090.3	982.0	916.8
Unearned premium reserve	838.1	570.3	302.3	238.9
Loss and LAE reserves	209.1	14.7	12.5	15.2

Total policyholders' surplus & reserves	1,998.2	1,675.3	1,296.8	1,170.9
Present value of installment premium[e]	639.2	565.6	553.6	355.6
Standby line of credit / stop loss	200.0	200.0	280.0	455.0

Total claims-paying resources	$2,837.4	$2,440.9	$2,130.4	$1,981.5

Statutory Financial Ratios
Loss and LAE ratio	235.7%	90.3%	(13.5)%	4.5%
Expense ratio	10.3%	11.5%	49.9%	64.8%

Combined ratio	246.0%	101.8%	36.4%	69.3%

Other Financial Information :
Net debt service outstanding (end of period)	$183,396	$164,283	$128,351	$85,522
Net par outstanding (end of period)	128,854	111,025	94,127	68,370
Gross par outstanding (end of period)	178,432	152,801	127,743	91,858
Par reinsured to other Assured Guaranty companies	46,615	37,372	29,087	22,569
Ratios:
Net par insured to statutory capital	135:1	102:1	75:1	75:1
Capital ratio[1]	193:1	151:1	93:1	93:1
Financial resources ratio[2]	65:1	67:1	43:1	43:1
Gross debt service written:
Public finance - U.S.	$69,341	$56,865	$8,142	$3,440
Public finance - non-U.S.	521	771	$5,202	7,402
Structured finance - U.S.	1,212	13,228	35,396	26,848
Structured finance - non-U.S.	-	5,265	10,061	5,843

Total gross debt service written	$71,074	$76,128	$58,801	$43,533

1. The capital ratio is calculated by dividing net par and interest insured divided by qualified statutory capital.

2. The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [net present value of estimated future installment premiums in force (e)]

 Glossary

Below are the brief descriptions of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.'s 10-K report.

Other public finance: primarily includes government insured student loans, government-sponsored project finance and structured municipal which includes excess of loss reinsurance on portfolios of municipal credits.

Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

Residential mortgage-backed and home equity: includes individual and repackaged securities backed by either prime, Alt-A, or subprime first and second lien mortgages. Alt-A Option ARMs: includes transactions where 66% or more of the collateral is comprised of mortgage loans that have the potential to negatively amortize. Alt-A First Lien: includes all transactions, other than Alt-A Option ARM transactions, where more than 50% of the collateral is comprised of mortgage loans that were originated with less than full documentation.

Consumer receivables: principally includes auto loan receivables and credit card receivables.

Commercial mortgage-backed securities: includes individual and repackaged securities backed by commercial mortgage-backed securities.

Commercial receivables: includes equipment loans or leases, fleet auto financings and franchise loans.

Structured credit: includes whole business securitizations and intellectual property securitizations. Whole business securitizations are obligations backed by revenue-producing assets sold to a limited-purpose company by an operating company, including franchise agreements, lease agreements, intellectual property and real property.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

This Financial Supplement references financial measures that are not financial measures that are in accordance with U.S. generally accepted accounting principles ("non-GAAP financial measures") which management uses in order to assist analysts and investors in evaluating Assured Guaranty Corp.'s financial results. These non-GAAP financial measures are defined below. In each case, the most directly comparable GAAP financial measure, if available, is presented and a reconciliation of the non-GAAP financial measure and GAAP financial measure is provided. This presentation is consistent with how Assured Guaranty Corp.'s management, analysts and investors evaluate Assured Guaranty Corp.'s financial results and is comparable to estimates published by analysts in their research reports on Assured Guaranty Corp.

(a) PVP or present value of new business:    PVP is a non-GAAP financial measure defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, on insurance and credit derivative contracts written in the current period, discounted at 6% for September 30, 2009 and 6% for December 31, 2008. Management believes that PVP is a useful measure for management, investors and analysts because it permits the evaluation of the value of new business production for Assured Guaranty Corp. by taking into account the value of estimated future installment premiums on all new contracts underwritten in a reporting period, whether in insurance or credit derivative contract form, which GAAP gross premiums written and net credit derivative premiums received and receivable portion of net realized gains and other settlement on credit derivatives ("Credit Derivative Revenues") do not adequately measure. For purposes of the PVP calculation, management discounts estimated future installment premiums on insurance contracts at the approximate taxable equivalent yield per year on the Company's general investment portfolio, while under ASC 944-20, "Financial Services - Insurance," these amounts are discounted at a risk free rate. Additionally, under ASC 944-20 management records future installment premiums on financial guaranty insurance contracts covering non-homogeneous pools of assets based on the contractual term of the transaction, whereas for PVP purposes, management records an estimate of the future installment premiums the Company expects to receive, which may be a shorter period of time than the contractual term of the transaction. Actual future net earned or written premiums and Credit Derivative Revenues may differ from PVP due to factors including, but not limited to, prepayments, amortizations, refundings, contract terminations or defaults that may or may not result from changes in market interest rates, foreign exchange rates, refinancing or refundings, prepayment speeds, policy changes or terminations, credit defaults or other factors that management cannot control or predict. PVP should not be viewed as a substitute for gross written premiums determined in accordance with GAAP.

(b) Operating income:    Operating income is a non-GAAP financial measure defined as net income (loss) attributable to Assured Guaranty Corp. adjusted for the following:

1) Elimination of the after-tax realized gains (losses) on investments;

2) Elimination of the after-tax non-credit impairment unrealized gains (losses) on credit derivatives, which are unrealized gains (losses) other than the Company's net estimate of after-tax incurred economic credit losses for credit derivatives;

3) Elimination of the after-tax unrealized gains (losses) on the Company's committed capital securities; and

4) Elimination of goodwill impairment.

Management believes that operating income is a useful measure for management, investors and analysts because the presentation of operating income enhances the understanding of the Company's results of operations by highlighting the underlying profitability of its business. Realized gains (losses) on investments, non-credit impairment unrealized gains (losses) on credit derivatives, and unrealized gains (losses) on the Company's committed capital securities are excluded because these gains (losses) are heavily influenced by, and fluctuate, in part, according to changes in market interest rates, credit spreads and other factors that management cannot control or predict. This measure should not be viewed as a substitute for net income (loss) determined in accordance with GAAP.

(c) Operating shareholder's equity ("Operating Shareholder's Equity"):    Operating shareholder's equity is a non-GAAP financial measure calculated as shareholder's equity attributable to Assured Guaranty Corp. reported under accounting principles generally accepted in the United States of America (GAAP), adjusted for the following fair value adjustments deemed to be unrelated to credit impairment. The specific adjustments are:

1) Elimination of the after-tax non-credit impairment unrealized gains (losses) on credit derivatives which are unrealized gains (losses) other than the present value of estimated economic credit losses;

2) Elimination of the after-tax unrealized gains (losses) on the Company's committed capital securities; and

3) Elimination of the after-tax unrealized gains (losses) on investment portfolios, recorded as a component of accumulated comprehensive income, excluding foreign exchange revaluation.

Management believes that operating shareholder's equity is a useful measure for management, investors and analysts because the presentation of operating ROE enhances the understanding of the Company's shareholder's equity excluding unrealized gains (losses) on investments, non-credit impairment unrealized gains (losses) on credit derivatives, and unrealized gains (losses) on the Company's committed capital securities, which are heavily influenced by, and fluctuate, in part, according to changes in market interest rates, credit spreads and other factors that management cannot control or predict. This measure should not be viewed as a substitute for shareholder's equity attributable to Assured Guaranty Corp. determined in accordance with GAAP.

Operating return on equity ("Operating ROE"):    Operating ROE represents operating income for the specified period divided by the average of operating shareholder's equity at the beginning and the end of the specified period. Management believes that Operating ROE is a useful measure for management, investors and analysts because the presentation of Operating ROE enhance the understanding of the Company's return on shareholder's equity by highlighting the underlying profitability relative to shareholder's equity excluding the effect of unrealized gains and losses on the Company's investment portfolio, credit derivatives and committed capital securities for both net income and shareholder's equity. Realized gains (losses) on investments, non-credit impairment unrealized gains (losses) on credit derivatives, and unrealized gains (losses) on the Company's committed capital securities are excluded because these gains (losses) are heavily influenced by, and fluctuate, in part, according to changes in market interest rates, credit spreads and other factors that management cannot control or predict. This measure should not be viewed as substitutes for ROE determined in accordance with GAAP.

(d) Adjusted Book Value:    Subsequent to the adoption of ASC 944-20 on January 1, 2009, adjusted book value, which is a non-GAAP financial measure, is calculated as shareholder's equity attributable to Assured Guaranty Corp. less after-tax fair value adjustments deemed to be non-economic, plus after-tax unearned premium reserves net of prepaid reinsurance and deferred acquisition costs, plus the after-tax present value of estimated future revenues on contracts written in credit derivative contract form. The specific adjustments to shareholder's equity attributable to Assured Guaranty Corp. are:

1) Elimination of the after-tax non-credit impairment unrealized gains (losses) on credit derivatives other than the present value of estimated economic credit losses;

2) Elimination of the after-tax unrealized gains (losses) on the Company's committed capital securities;

3) Elimination of the after-tax unrealized gains (losses) on investment portfolios, recorded as a component of accumulated comprehensive income, excluding foreign exchange revaluation,

4) Elimination of after-tax deferred acquisition costs,

5) Addition of the after-tax net present value of estimated future revenue on credit derivatives in force, less future ceding commissions and premium taxes, discounted at 6% for September 30, 2009 and 6% for December 31, 2008;

6) Addition of the after-tax value of the unearned premium reserve on financial guaranty contracts in excess of expected loss, net of prepaid reinsurance premiums; and

7) Addition of the after-tax value of unearned premium reserve on credit derivatives net of prepaid reinsurance.

Management believes that adjusted book value is a useful measure for management, equity analysts and investors because the calculation of adjusted book value permits an evaluation of the net present value of the Company's in force premiums and shareholder's equity. The premiums described above will be earned in future periods, but may differ materially from the estimated amounts used in determining current adjusted book value due to changes in market interest rates, foreign exchange rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults and other factors that management cannot control or predict. This measure should not be viewed as a substitute for shareholder's equity attributable to Assured Guaranty Corp. determined in accordance with GAAP.

(e) Net present value of estimated future revenue on credit derivatives in force:    Net present value of estimated installment premiums on credit derivatives in force is a non-GAAP financial measure defined as the present value of estimated future revenue from our credit derivative in-force books of business, net of reinsurance and discounted at 6% for September 30, 2009 and 6% for December 31, 2008. Management believes that net present value of estimated future revenue in force is a useful measure for management, investors and analysts because it permits an evaluation of the value of future estimated credit derivative revenue. Estimated future premiums may change from period to period due to changes in par outstanding, maturity, or other factors that management cannot control or predict that result from market interest rates, foreign exchange rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors. There is no comparable GAAP financial measure.

(f) Expense Ratio:    Expense ratio is calculated by dividing the sum of ceding commissions expense (income), profit commission expense, acquisition costs and operating expenses by net earned premiums plus net credit derivative premiums earned included in realized gains and other settlements on credit derivatives.

Contacts:
Equity Investors: Sabra Purtill Managing Director, Investor Relations (212) 408-6044 spurtill@assuredguaranty.com
Ross Aron Associate, Investor Relations (212) 261-5509 raron@assuredguaranty.com
Fixed Income Investors:
Assured Guaranty Corp.	Robert Tucker
31 West 52nd Street	Managing Director, Fixed Income Investor Relations
New York, NY 10019	(212) 339-0861
(212) 974-0100	rtucker@assuredguaranty.com
www.assuredguaranty.com
Michael Walker Director, Fixed Income Investor Relations (212) 261-5575 mwalker@assuredguaranty.com
Media: Betsy Castenir Managing Director, Corporate Communications (212) 339-3424 bcastenir@assuredguaranty.com
Ashweeta Durani Vice President, Corporate Communications (212) 408-6042 adurani@assuredguaranty.com

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Assured Guaranty Corp. Selected Financial Highlights (dollars in millions)
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Assured Guaranty Corp. Detailed Income Statement (Non-GAAP) (dollars in millions)
Assured Guaranty Corp. New Business Production (dollars in millions)
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